UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS International Select Equity Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

21 Investment Portfolio

24 Financial Statements

28 Financial Highlights

34 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 Investment Management Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Trustees and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to US and foreign stock market risk. Investing in foreign securities and securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.45%, 2.23%, 2.18%, 1.52% and 1.04% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and for Class R shares prior to inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	-50.51%	-6.92%	1.71%	5.57%
Class B	-50.89%	-7.65%	.93%	4.71%
Class C	-50.81%	-7.61%	.97%	4.72%
Class R	-50.62%	-7.09%	1.51%	5.30%
Institutional Class	-50.31%	-6.60%	2.03%	5.83%
MSCI EAFE Index+	-46.62%	-5.26%	3.60%	1.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/08	$ 5.66	$ 5.44	$ 5.44	$ 5.50	$ 5.52
10/31/07	$ 14.53	$ 14.10	$ 14.11	$ 14.19	$ 14.26
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .07	$ —	$ —	$ .03	$ .13
Capital Gain Distributions	$ 2.84	$ 2.84	$ 2.84	$ 2.84	$ 2.84
Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	168	of	230	73
3-Year	107	of	195	54
5-Year	98	of	171	57
10-Year	2	of	105	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,665	$7,600	$10,259	$16,211
	Average annual total return	-53.35%	-8.74%	.51%	4.95%
Class B	Growth of $10,000	$4,795	$7,778	$10,411	$15,843
	Average annual total return	-52.05%	-8.03%	.81%	4.71%
Class C	Growth of $10,000	$4,919	$7,886	$10,497	$15,862
	Average annual total return	-50.81%	-7.61%	.97%	4.72%
Class R	Growth of $10,000	$4,938	$8,020	$10,780	$16,754
	Average annual total return	-50.62%	-7.09%	1.51%	5.30%
MSCI EAFE Index+	Growth of $10,000	$5,338	$8,502	$11,932	$11,798
	Average annual total return	-46.62%	-5.26%	3.60%	1.67%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$496,900	$814,800	$1,105,600	$1,762,000
	Average annual total return	-50.31%	-6.60%	2.03%	5.83%
MSCI EAFE Index+	Growth of $1,000,000	$533,800	$850,200	$1,193,200	$1,179,800
	Average annual total return	-46.62%	-5.26%	3.60%	1.67%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS International Select Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/08
DWS International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	-50.38%	-6.69%	1.90%	5.66%
MSCI EAFE Index+	-46.62%	-5.26%	3.60%	1.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 5.51
10/31/07	$ 14.25
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .12
Capital Gain Distributions	$ 2.84
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	172	of	230	75
3-Year	113	of	195	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Select Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$4,962	$8,124	$10,985	$17,350
	Average annual total return	-50.38%	-6.69%	1.90%	5.66%
MSCI EAFE Index+	Growth of $10,000	$5,338	$8,502	$11,932	$11,798
	Average annual total return	-46.62%	-5.26%	3.60%	1.67%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 546.30	$ 544.00	$ 544.50	$ 545.60	$ 546.60	$ 547.10
Expenses Paid per $1,000*	$ 5.40	$ 8.50	$ 8.23	$ 5.36	$ 3.77	$ 3.58
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,018.15	$ 1,014.13	$ 1,014.48	$ 1,018.20	$ 1,020.26	$ 1,020.51
Expenses Paid per $1,000*	$ 7.05	$ 11.09	$ 10.74	$ 7.00	$ 4.93	$ 4.67
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS International Select Equity Fund	1.39%	2.19%	2.12%	1.38%	.97%	.92%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Select Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Select Equity Fund. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2008.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

• B.S., Carlson School of Management, University of Minnesota.

The following individual has been named consultant to the funds' advisor, Deutsche Investment Management Americas Inc. (the "Advisor").

Michael Sieghart, CFA

Managing Director of DWS Investment GmbH: Frankfurt and consultant to the Advisor.

• Joined DWS Investment GmbH: Frankfurt in 1997.

• Senior fund manager of global and European equities: Frankfurt.

• Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

In the following interview, the portfolio management team discusses DWS International Select Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the international stock markets perform during the annual period?

A: As investors are undoubtedly aware, the global equity markets delivered an extremely poor performance during the past 12 months. The root cause of the downturn was the weakness in the US housing market, which spiraled into a credit freeze, the collapse of several major financial institutions, and slower economic growth both in the United States and abroad. The result has been a remarkable crisis in confidence among investors and a market downturn whose severity has little precedent.

In this environment, international stocks trailed US equities for the first time in several years. While the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, the fund's benchmark, declined 46.62% during the past 12 months, the US market, as measured by the Standard & Poor's 500® (S&P 500) Index, declined 36.10%.1 Generally speaking, this reflects the fact that during the initial stages of the US financial crisis, many investors were convinced that overseas growth trends would remain relatively untouched. Once it became evident that the contagion was indeed spreading beyond the US border, international equities played "catch-up" on the downside.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The effects of currency movements also played a part in the underperformance of international equities. For instance, the euro fell 10% against the dollar due largely to its substantial decline in the final three months of the reporting period. The British pound performed even worse, losing over 20% of its value during the year. Since foreign shares are denominated in local currencies, a decline in the value of these currencies relative to the dollar decreases the value of the investment when it is measured in US dollar terms.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2008, was -50.51%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund lagged both the -46.62% return of its benchmark, the MSCI EAFE Index, and the -47.78% average return of the funds in its Lipper peer group — International Large-Cap Core Funds.2

2 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US, with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: In what specific areas did the fund underperform?

A: The fund's positioning in the consumer discretionary sector was the largest detractor from performance. At a time when slower economic growth caused consumers to curtail nonessential expenditures, stocks dependent on discretionary spending generated poor performance. Unfortunately, the fund was not positioned defensively enough in this segment of the market. The most significant individual detractor was Nokian Renkaat Oyj, a Finnish tire manufacturer with a sizeable percentage of its sales in Russia. When falling commodity prices raised concerns about the country's growth outlook, investors fled virtually all stocks with Russian exposure — Nokian included. The company also had difficulty reining in elevated costs for its inputs, such as rubber, which crimped its profits. Also weighing on the fund's return in the consumer discretionary sector were two companies that were hurt by the rapid slowdown in the continental European economy: the apparel retailer Esprit Holdings Ltd.* and the luxury goods purveyor Compagnie Financiere Richemont SA.*

In energy, the two largest detractors were emerging-markets stocks: the Russian gas company Gazprom (ADR) and the Brazilian energy giant Petroleo Brasileiro SA ("Petrobras"). Both were hurt by global deleveraging, with Gazprom experiencing the worst pain due to Russia's status as one of the worst-performing markets in the world during the second half of the period. We have elected to maintain the fund's positions in these stocks, believing they continue to represent outstanding long-term investments.

The consumer staples sector also proved to be an area of difficulty. The fund held an underweight position in this segment, which outperformed due to its defensive nature.3 Here, the fund's largest individual detractor was the Denmark-based brewer Carlsberg AS, another stock that was hit hard by having exposure to Russia.

* Not held in the portfolio as of October 31, 2008.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: In what sectors did the fund generate the best performance?

A: The fund's strongest sector was health care, where a focus on companies with strong franchises and robust cash flow paid off. The fund's top performer in the sector was the Danish pharmaceutical stock Novo Nordisk AS, whose dominant position in the market for diabetes treatment enabled it to generate strong cash flows despite slowing economic growth. Other notable outperformers in health care were Roche Holdings AG, a Swiss company with cutting-edge oncology treatments, and Bayer AG, the German conglomerate whose business is well diversified among a variety of defensive businesses in the health care, specialty chemical and agricultural sectors.

The industrials sector was also an area of strength for the fund. The leading performer was Orascom Construction Industries, which was helped by both the robust Middle Eastern economy and the company's decision to refocus its operations by selling off a major subsidiary and returning the majority of the proceeds to shareholders via a special dividend. We have since sold Orascom, allowing the fund to avoid its substantial downturn in the final months of the period.

We also added value by a below-market weighting in financials, one of the worst-performing segments of the market. We largely avoided the worst individual performers in this sector, a plus given that numerous stocks lost anywhere from 50 to 80% of their value.

Q: How did the change in the fund's management team affect its positioning?

A: The current portfolio management team took over as managers on August 15, 2008. The result of the management change is that while some of the fund's characteristics have shifted, most have stayed the same. As always, the fund seeks to invest in attractively valued companies with competitive advantages, superior pricing power and strong long-term earnings growth. In terms of what has changed, the most notable difference is that the portfolio is now much more defensively positioned than it was earlier in the year. At a time of slowing economic growth and forced selling by investors who were compelled to raise cash, we believed it was necessary to lower the fund's risk profile. Accordingly, we reduced weighting in the emerging markets from 20% of assets earlier in the year to 8% by the end of October. As part of this process, we largely eliminated positions in the higher-risk frontier markets of Central Asia and the Middle East. A large portion of the proceeds of these sales were reinvested in Japan, which enabled the fund to participate in that market's outperformance in the latter part of the reporting period. We also reduced the fund's weighting in small- and mid-cap stocks in favor of higher quality large-caps. We believe this defensive strategy is the most prudent approach at a time of ongoing instability in the financial markets.

Q: How do you see the overall market environment affecting the fund in the months ahead?

A: We continue to hold a cautious view regarding the outlook for the global equity markets. Stocks look exceptionally cheap, with many markets trading at their lowest price-to-earnings ratios of the past quarter-century. While this may seem like a buying opportunity on the surface, we are concerned that analysts' earnings estimates for 2009 are still too high. Once these projections begin to reflect the environment of weaker economic growth, valuations could quickly rise to less attractive levels. Further, it is important to note that we believe the financial crisis is not nearly as far along in the international economies as it is in the United States. This view forms the basis for our wait-and-see approach.

We remain on the lookout for opportunities to purchase discounted shares of the type of fundamentally sound, stable growers that we favor. Once we see signs of an improvement in the economic and credit environment, we will again look to higher-beta areas of the market — such as small caps and emerging-markets stocks — where we can add the most value through individual stock selection.4

4 Beta is a risk measure comparing the volatility of a stock's price movement to the general market.

Q: Do you have any closing thoughts for investors?

A: Very few investors, professionals included, have witnessed a downturn like that which occurred during September and October. We recognize that this bear market has made investors extremely nervous, and with good reason. However, while past performance is no guarantee of future results, we believe it's important to point out that it is often the occasions when fear is most intense that have proven to be the best times to invest in stocks. This is because investor anxiety drives down the stock prices of virtually all companies, regardless of their individual strengths. We therefore encourage investors to maintain a long-term view despite the extremely challenging market environment that has characterized the past 12 months.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/08	10/31/07

Continental Europe	58%	54%
Japan	24%	16%
United Kingdom	8%	18%
Asia (excluding Japan)	6%	5%
Latin America	2%	3%
Canada	1%	2%
Middle East	1%	—
Australia	—	2%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	10/31/08	10/31/07

Health Care	21%	3%
Financials	18%	27%
Telecommunication Services	12%	5%
Energy	11%	7%
Consumer Staples	10%	6%
Materials	9%	7%
Utilities	7%	2%
Information Technology	5%	5%
Industrials	4%	21%
Consumer Discretionary	3%	17%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2008 (29.2% of Net Assets)	Country	Percent
1. Telefonica SA Provider of telecommunication services	Spain	3.7%
2. Bayer AG Produces and markets health care products	Germany	3.3%
3. Nestle SA Producer and seller of food products	Switzerland	3.2%
4. Novo Nordisk AS Develops, manufactures and markets pharmaceutical products	Denmark	3.0%
5. Astellas Pharma, Inc. Manufactures and markets a wide variety of pharmaceutical prescription drugs	Japan	2.8%
6. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.7%
7. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.7%
8. Japan Tobacco, Inc. Manufactures and sells tobacco products	Japan	2.7%
9. Total SA Produces, refines, transports, and markets oil and natural gas	France	2.6%
10. Canon, Inc. Provider of visual image and information equipment	Japan	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Shares	Value ($)

Common Stocks 93.7%
Austria 0.6%
Erste Group Bank AG (a) (Cost $1,508,411)	25,677	695,013
Brazil 1.5%
Companhia Vale do Rio Doce (ADR) (a)	48,400	635,008
Petroleo Brasileiro SA (ADR)	45,800	1,231,562
(Cost $3,953,123)		1,866,570
Canada 1.1%
Potash Corp. of Saskatchewan, Inc. (Cost $2,041,049)	16,615	1,414,293
China 2.2%
China Life Insurance Co., Ltd. "H" (Cost $3,906,008)	1,020,500	2,727,294
Denmark 4.9%
Carlsberg AS "B"	59,550	2,357,697
Novo Nordisk AS "B"	70,600	3,779,256
(Cost $10,771,111)		6,136,953
Finland 3.8%
Fortum Oyj	90,500	2,227,703
Nokia Oyj	83,900	1,279,730
Nokian Renkaat Oyj (a)	97,450	1,279,536
(Cost $7,110,978)		4,786,969
France 6.8%
Axa	115,565	2,226,974
BNP Paribas	41,659	3,024,095
Total SA	58,821	3,230,729
(Cost $10,944,267)		8,481,798
Germany 13.3%
BASF SE	53,300	1,791,084
Bayer AG	74,327	4,079,340
Deutsche Telekom AG (Registered)	177,100	2,636,047
E.ON AG	88,906	3,393,248
Gerresheimer AG	77,282	2,672,701
Linde AG	24,300	2,011,976
(Cost $16,744,663)		16,584,396
Hong Kong 1.2%
China Mobile Ltd. (Cost $1,867,701)	178,000	1,561,803
India 1.2%
Bharti Airtel Ltd.* (Cost $2,339,483)	108,713	1,485,540
Italy 3.0%
Intesa Sanpaolo	801,700	2,934,340
UniCredit SpA	346,200	846,265
(Cost $7,094,275)		3,780,605
Japan 19.5%
Astellas Pharma, Inc.	86,500	3,536,273
Canon, Inc.	89,750	3,088,435
East Japan Railway Co.	293	2,082,080
Japan Tobacco, Inc.	948	3,366,190
Mitsubishi Corp.	145,900	2,421,644
Mitsubishi UFJ Financial Group, Inc. (a)	285,100	1,755,642
Nintendo Co., Ltd.	5,600	1,766,224
Nippon Telegraph & Telephone Corp.	326	1,337,988
Panasonic Corp.	103,000	1,601,592
Seven & I Holdings Co., Ltd.	51,000	1,428,375
Terumo Corp.	45,700	1,926,459
(Cost $28,607,743)		24,310,902
Luxembourg 1.8%
ArcelorMittal (Cost $4,948,451)	84,905	2,203,435
Mexico 0.8%
America Movil SAB de CV "L" (ADR) (Cost $1,791,051)	32,100	993,174
Norway 3.4%
DnB NOR ASA	198,300	1,144,760
StatoilHydro ASA	152,600	3,052,117
(Cost $6,663,576)		4,196,877
Qatar 0.5%
Commercial Bank of Qatar (GDR) 144A* (Cost $1,254,533)	167,500	610,839
Russia 1.5%
Gazprom (ADR) (b)	19,900	395,413
Gazprom (ADR) (b)	73,000	1,473,139
(Cost $3,606,844)		1,868,552
Singapore 1.3%
United Overseas Bank Ltd. (Cost $2,512,258)	176,000	1,567,489
Spain 5.8%
Iberdrola SA	364,079	2,634,218
Telefonica SA	245,838	4,547,309
(Cost $10,271,942)		7,181,527
Switzerland 11.9%
Lonza Group AG (Registered)	31,623	2,632,274
Nestle SA (Registered)	100,312	3,910,108
Novartis AG (Registered)	57,181	2,892,709
Roche Holding AG (Genusschein)	22,274	3,409,387
Xstrata PLC	114,041	1,940,176
(Cost $16,742,785)		14,784,654
United Kingdom 7.6%
AMEC PLC	141,201	1,176,496
Babcock International Group PLC	87,377	544,117
BG Group PLC	182,878	2,690,344
HSBC Holdings PLC (Registered)	212,076	2,559,861
Prudential PLC	177,518	911,303
Vodafone Group PLC	793,964	1,529,306
(Cost $13,741,122)		9,411,427
Total Common Stocks (Cost $158,421,374)		116,650,110

Participatory Note 0.0%
Nigeria
Union Bank of Nigeria PLC (issuer Merrill Lynch International & Co.), Expiration Date 10/4/2010* (Cost $18,297)	51,324	13,344

Exchange Traded Fund 4.0%
Japan
iShares MSCI Japan Index Fund (a) (Cost $6,323,895)	547,631	4,923,203

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 2.63% (c) (d) (Cost $8,371,385)	8,371,385	8,371,385
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,134,951)+	104.4	129,958,042
Other Assets and Liabilities, Net	(4.4)	(5,515,624)
Net Assets	100.0	124,442,418
* Non-income producing security
+ The cost for federal income tax purposes was $175,696,694. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $45,738,652. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,806,364 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $50,545,016.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $8,072,474, which is 6.5% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $164,763,566) — including $8,072,474 of securities loaned	$ 121,586,657
Investment in Daily Assets Fund Institutional (cost $8,371,385)*	8,371,385
Total investments, at value (cost $173,134,951)	129,958,042
Cash	6,453
Foreign currency, at value (cost $2,031,414)	2,031,341
Receivable for investments sold	3,693,309
Receivable for Fund shares sold	186,211
Dividends receivable	320,330
Interest receivable	17,427
Foreign taxes recoverable	318,523
Due from Advisor	23,375
Other assets	36,226
Total assets	136,591,237
Liabilities
Payable for investments purchased	1,663,304
Notes payable	1,200,000
Payable upon return of securities loaned	8,371,385
Payable for Fund shares redeemed	576,864
Accrued management fee	154,069
Other accrued expenses and payables	183,197
Total liabilities	12,148,819
Net assets, at value	$ 124,442,418
Net Assets Consist of
Undistributed net investment income	4,892,855
Net unrealized appreciation (depreciation) on: Investments	(43,176,909)
Foreign currency	53,504
Accumulated net realized gain (loss)	(41,960,688)
Paid-in capital	204,633,656
Net assets, at value	$ 124,442,418
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($45,771,887 ÷ 8,091,530 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.66
Maximum offering price per share (100 ÷ 94.25 of $5.66)	$ 6.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,619,008 ÷ 849,420 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,693,050 ÷ 1,413,033 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.44

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($586,821 ÷ 106,626 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.50
Class S Net Asset Value, offering and redemption price(a) per share ($24,009,913 ÷ 4,356,209 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.51

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($41,761,739 ÷ 7,564,377 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.52
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $503,820)	$ 7,784,519
Interest	55,182
Interest — Cash Management QP Trust	218,198
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	272,006
Total Income	8,329,905
Expenses: Management fee	1,620,395
Administration fee	231,495
Distribution and service fees	435,463
Services to shareholders	411,196
Custodian fee	342,021
Professional fees	100,619
Trustees' fees and expenses	11,468
Reports to shareholders	84,470
Registration fees	76,075
Interest expense	4,334
Other	32,405
Total expenses before expense reductions	3,349,941
Expense reductions	(521,686)
Total expenses after expense reductions	2,828,255
Net investment income (loss)	5,501,650
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes $9,360)	(41,881,235)
Foreign currency	(399,561)
Payments by affiliates (see Note F)	382,474
(41,898,322)
Change in net unrealized appreciation (depreciation) on: Investments (includes deferred foreign tax credit of $24,209)	(101,303,142)
Foreign currency	1,576
(101,301,566)
Net gain (loss)	(143,199,888)
Net increase (decrease) in net assets resulting from operations	$ (137,698,238)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income (loss)	$ 5,501,650	$ 3,017,850
Net realized gain (loss)	(41,898,322)	61,602,121
Change in net unrealized appreciation (depreciation)	(101,301,566)	5,620,552
Net increase (decrease) in net assets resulting from operations	(137,698,238)	70,240,523
Distributions to shareholders from: Net investment income: Class A	(492,544)	(2,683,759)
Class B	—	(259,411)
Class C	—	(376,153)
Class R	(1,228)	(12,732)
Class S	(494,472)	(1,495,440)
Institutional Class	(899,080)	(3,783,972)
Net realized gains: Class A	(19,678,787)	(10,880,494)
Class B	(2,343,447)	(1,429,910)
Class C	(3,790,671)	(2,110,414)
Class R	(111,077)	(57,573)
Class S	(11,715,195)	(5,821,917)
Institutional Class	(19,988,702)	(14,348,791)
Total distributions	$ (59,515,203)	$ (43,260,566)
Fund share transactions: Proceeds from shares sold	97,994,468	84,504,728
Reinvestment of distributions	51,003,669	37,936,008
Cost of shares redeemed	(114,480,340)	(131,343,723)
Redemption fees	5,253	5,390
Net increase (decrease) in net assets from Fund share transactions	34,523,050	(8,897,597)
Increase (decrease) in net assets	(162,690,391)	18,082,360
Net assets at beginning of year	287,132,809	269,050,449
Net assets at end of period (including undistributed net investment income of $4,892,855 and $1,851,130, respectively)	$ 124,442,418	$ 287,132,809

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.53	$ 13.15	$ 11.28	$ 10.21	$ 9.08
Income (loss) from investment operations: Net investment income (loss)[a]	.22[b]	.14	.16[b]	.17[b]	.06
Net realized and unrealized gain (loss)	(6.18)	3.47	2.51	1.72	1.18
Total from investment operations	(5.96)	3.61	2.67	1.89	1.24
Less distributions from: Net investment income	(.07)	(.44)	—	(.47)	(.11)
Net realized gains	(2.84)	(1.79)	(.80)	(.35)	—
Total distributions	(2.91)	(2.23)	(.80)	(.82)	(.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 5.66	$ 14.53	$ 13.15	$ 11.28	$ 10.21
Total Return (%)[c]	(50.51)[e,f]	31.76[e]	23.64[e]	18.65	13.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	101	80	193	484
Ratio of expenses before expense reductions (%)	1.55	1.45	1.41	1.33	1.36
Ratio of expenses after expense reductions (%)	1.38	1.36	1.37	1.33	1.36
Ratio of net investment income (%)	2.22[b]	1.08	1.30[b]	1.58[b]	.62
Portfolio turnover rate (%)	154	119	140[d]	122[d]	138
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.05 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[c] Total return does not reflect the effect of any sales charges.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.68)%.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 12.80	$ 11.08	$ 9.97	$ 8.87
Income (loss) from investment operations: Net investment income (loss)[a]	.14[b]	.04	.07[b]	.07[b]	(.01)
Net realized and unrealized gain (loss)	(5.96)	3.38	2.45	1.70	1.15
Total from investment operations	(5.82)	3.42	2.52	1.77	1.14
Less distributions from: Net investment income	—	(.33)	—	(.31)	(.04)
Net realized gains	(2.84)	(1.79)	(.80)	(.35)	—
Total distributions	(2.84)	(2.12)	(.80)	(.66)	(.04)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 5.44	$ 14.10	$ 12.80	$ 11.08	$ 9.97
Total Return (%)[c]	(50.89)[e,f]	30.74[e]	22.68[e]	17.79	12.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	12	11	9	7
Ratio of expenses before reductions (%)	2.34	2.23	2.26	2.08	2.11
Ratio of expenses after expense reductions (%)	2.18	2.14	2.14	2.08	2.11
Ratio of net investment income (loss) (%)	1.42[b]	.30	.53[b]	.83[b]	(.13)
Portfolio turnover rate (%)	154	119	140[d]	122[d]	138
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[c] Total return does not reflect the effect of any sales charges.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (51.06)%.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.11	$ 12.79	$ 11.08	$ 9.97	$ 8.86
Income (loss) from investment operations: Net investment income (loss)[a]	.15[b]	.05	.06[b]	.07[b]	(.01)
Net realized and unrealized gain (loss)	(5.98)	3.38	2.45	1.69	1.16
Total from investment operations	(5.83)	3.43	2.51	1.76	1.15
Less distributions from: Net investment income	—	(.32)	—	(.30)	(.04)
Net realized gains	(2.84)	(1.79)	(.80)	(.35)	—
Total distributions	(2.84)	(2.11)	(.80)	(.65)	(.04)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 5.44	$ 14.11	$ 12.79	$ 11.08	$ 9.97
Total Return (%)[c]	(50.81)[e,f]	30.78[e]	22.59	17.79	13.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	18	16	16	13
Ratio of expenses before expense reductions (%)	2.27	2.18	2.18	2.08	2.11
Ratio of expenses after expense reductions (%)	2.10	2.10	2.18	2.08	2.11
Ratio of net investment income (loss) (%)	1.50[b]	.34	.49[b]	.83[b]	(.13)
Portfolio turnover rate (%)	154	119	140[d]	122[d]	138
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.05 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[c] Total return does not reflect the effect of any sales charges.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.98)%.
* Amount is less than $.005.

Class R Years Ended October 31,	2008	2007	2006[a]	2005[a]	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.19	$ 12.86	$ 11.07	$ 9.86	$ 8.77
Income (loss) from investment operations: Net investment income (loss)[b]	.22[c]	.13	.13[c]	.11[c]	.04
Net realized and unrealized gain (loss)	(6.04)	3.39	2.46	1.70	1.14
Total from investment operations	(5.82)	3.52	2.59	1.81	1.18
Less distributions from: Net investment income	(.03)	(.40)	—	(.41)	(.09)
Net realized gains	(2.84)	(1.79)	(.80)	(.19)	—
Total distributions	(2.87)	(2.19)	(.80)	(.60)	(.09)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 5.50	$ 14.19	$ 12.86	$ 11.07	$ 9.86
Total Return (%)	(50.62)[e,f]	31.66[e]	23.36[e]	18.45	13.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	3	2.4
Ratio of expenses before expense reductions (%)	1.64	1.52	1.70	1.55	1.61
Ratio of expenses after expense reductions (%)	1.47	1.44	1.63	1.55	1.61
Ratio of net investment income (%)	2.13[c]	1.00	1.04[c]	1.36[c]	.37
Portfolio turnover rate (%)	154	119	140[d]	122[d]	138
[a] Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.79)%.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006[a]	2005[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.25	$ 12.90	$ 11.07	$ 11.05
Income (loss) from investment operations: Net investment income (loss)[c]	.26[d]	.19	.19[d]	.11[d]
Net realized and unrealized gain (loss)	(6.04)	3.41	2.44	.44
Total from investment operations	(5.78)	3.60	2.63	.55
Less distributions from: Net investment income	(.12)	(.46)	—	(.34)
Net realized gains	(2.84)	(1.79)	(.80)	(.19)
Total distributions	(2.96)	(2.25)	(.80)	(.53)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.51	$ 14.25	$ 12.90	$ 11.07
Total Return (%)[e]	(50.38)[g]	32.29	23.77	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	58	41	5
Ratio of expenses before expense reductions (%)	1.36	1.22	1.31	1.33*
Ratio of expenses after expense reductions (%)	.97	.98	1.18	1.28*
Ratio of net investment income (%)	2.63[d]	1.46	1.49[d]	1.47d*
Portfolio turnover rate (%)	154	119	140[f]	122[f]
[a] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.03 per share and 1.27%, 0.17% and 0.35% of average daily net assets for the periods ended October 31, 2008, 2006 and 2005, respectively.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.55)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006[a]	2005[a]	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.26	$ 12.92	$ 11.07	$ 9.90	$ 8.81
Income (loss) from investment operations: Net investment income (loss)[b]	.26[d]	.19	.20[d]	.18[d]	.08
Net realized and unrealized gain (loss)	(6.03)	3.41	2.45	1.69	1.14
Total from investment operations	(5.77)	3.60	2.65	1.87	1.22
Less distributions from: Net investment income	(.13)	(.47)	—	(.51)	(.13)
Net realized gains	(2.84)	(1.79)	(.80)	(.19)	—
Total distributions	(2.97)	(2.26)	(.80)	(.70)	(.13)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 5.52	$ 14.26	$ 12.92	$ 11.07	$ 9.90
Total Return (%)	(50.31)[c,f]	32.27[c]	23.96[c]	19.06	13.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	98	119	98	96
Ratio of expenses before expense reductions (%)	1.13	1.04	1.13	1.08	1.10
Ratio of expenses after expense reductions (%)	.92	.93	1.10	1.08	1.10
Ratio of net investment income (%)	2.68[d]	1.51	1.57[d]	1.83[d]	.88
Portfolio turnover rate (%)	154	119	140[e]	122[e]	138
[a] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.48)%.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Select Equity Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $39,399,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,919,908
Capital loss carryforwards	$ (39,399,000)
Net unrealized appreciation (depreciation) on investments	$ (45,738,652)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 26,651,398	$ 18,852,167
Distributions from long-term capital gains	$ 32,863,805	$ 24,408,399
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $345,043,145 and $360,162,743, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

For the period from October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive their fees or reimburse expenses of Class R shares of the Fund, (excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.84%.

In addition, for the period from November 1, 2007 through October 31, 2008, the Advisor has voluntarily agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Class S	.97%
Institutional Class	.92%

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended October 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $389,792 and the amount charged aggregated $1,230,603, which was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2008, the Advisor reimbursed the Fund $48,170 and $18,810 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $231,495, of which $11,581 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 152,334	$ —	$ 38,449
Class B	18,548	—	4,594
Class C	21,198	—	5,055
Class R	621	—	258
Class S	50,486	50,486	—
Institutional Class	13,166	13,166	—
	$ 256,353	$ 63,652	$ 48,356

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 69,495	$ 3,235
Class C	111,980	5,415
Class R	1,288	128
	$ 182,763	$ 8,778

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 191,510	$ 10,398.23%
Class B	23,372	616.25%
Class C	37,818	761.25%
Class R	—	—	.00%
	$ 252,700	$ 11,775

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008 aggregated $8,748.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $21,968 and $2,535, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $42,593, of which $13,146 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,262 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At October 31, 2008, the Fund had a $1,200,000 outstanding loan. Interest expense incurred on the borrowing was $4,334 for the year ended October 31, 2008. The average dollar amount of the borrowings was $1,393,333, the weighted average interest rate on these borrowings was 3.73% and the Fund had loans outstanding for 30 days throughout the period.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,649,034	$ 25,851,376	2,021,087	$ 26,227,074
Class B	208,354	2,092,084	111,141	1,402,746
Class C	466,764	4,720,188	270,599	3,423,960
Class R	91,682	746,411	28,035	359,903
Class S	3,705,180	36,168,388	2,186,476	27,827,876
Institutional Class	2,964,105	28,416,021	1,980,451	25,263,169
		$ 97,994,468		$ 84,504,728
Shares issued to shareholders in reinvestment of distributions
Class A	1,774,301	$ 19,038,250	1,087,444	$ 12,733,975
Class B	193,177	2,005,173	130,840	1,496,815
Class C	289,633	3,009,292	183,058	2,094,183
Class R	10,747	112,305	6,151	70,305
Class S	646,247	6,736,667	387,036	4,432,695
Institutional Class	1,927,323	20,101,982	1,492,933	17,108,035
		$ 51,003,669		$ 37,936,008
Shares redeemed
Class A	(3,307,644)	$ (31,038,688)	(2,247,823)	$ (29,259,441)
Class B	(378,671)	(3,392,618)	(238,015)	(2,951,871)
Class C	(629,196)	(5,619,824)	(385,805)	(4,820,620)
Class R	(33,689)	(287,875)	(229,201)	(2,986,622)
Class S	(4,048,307)	(37,537,348)	(1,689,508)	(20,910,043)
Institutional Class	(4,174,536)	(36,603,987)	(5,808,117)	(70,415,126)
		$ (114,480,340)		$ (131,343,723)
Redemption fees		$ 5,253		$ 5,390
Net increase (decrease)
Class A	1,115,691	$ 13,851,345	860,708	$ 9,702,636
Class B	22,860	704,643	3,966	(52,302)
Class C	127,201	2,109,656	67,852	697,529
Class R	68,740	575,305	(195,015)	(2,556,414)
Class S	303,120	5,367,721	884,004	11,353,446
Institutional Class	716,892	11,914,380	(2,334,733)	(28,042,492)
		$ 34,523,050		$ (8,897,597)

F. Payments Made by Affiliates

During the year ended October 31, 2008, the Advisor reimbursed the Fund $382,474 for losses incurred on trades executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS International Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Select Equity Fund (the "Fund") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The fund paid distributions of $1.62 per share from net long-term capital gains during its year ended October 31, 2008, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $441,912 and earned $5,427,664 of foreign source income during the year ended October 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended October 31, 2008.

For federal income tax purposes, the Fund designates approximately $9,117,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and has underperformed its benchmark in the five-year period ending December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23339E 400	23339E 509	23339E 608	23339E	23339E 103
Fund Number	499	699	799	2399	559
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	DBITX
CUSIP Number	23339E 806
Fund Number	1501

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS International Select Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL SELECT EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$63,790	$0	$0	$0
2007	$60,375	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008